

Practical Assessment of Liver Fat for NAFLD-NASH

ENDRA
LIFE SCIENCES

WWW.ENDRAINC.COM

Nasdaq NDRA

Russell Microcap®

INVESTOR PRESENTATION - JANUARY 2022

Forward-Looking Statements

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data, including certain estimates based on management assumptions. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry or is based on reasonable assumptions given available data. However, we have not independently verified any such information and there can be no assurance that any such estimates are accurate.

About ENDRA Life Sciences


TAEUS®


LIVER
DISEASE

GOAL

Commercialize **Thermo Acoustic Enhanced UltraSound (TAEUS®)**, a technology that enhances existing ultrasound systems to visualize tissue similar to an MRI, but at 50x lower cost[1], at the point of patient care

PLATFORM TECHNOLOGY

TAEUS opportunities in a variety of clinical applications

Multiple potential revenue streams: hardware, software, services, disposables, licensing

89 IP assets[2]

1st APPLICATION: NAFLD–NASH

1.8B people[3] worldwide affected by excess liver fat and inflammation

~50 therapies in development

No practical diagnostic tools

$12.5B global market opportunity[4]

TAEUS CE mark received, 510(k) submitted

TAEUS® Platform Evolution[1] & Business Model

START WITH LIVER ACCESSORY & SOFTWARE, THEN SCALE WITH MORE CLINICAL APPS & REVENUE STREAMS

HARDWARE	SOFTWARE	SERVICES	DISPOSABLES	LICENSING
Ultrasound accessory	Apps added to accessory	E.g., Maintenance contracts	E.g., Applicator pads	Build TAEUS into new OEM systems

TAEUS®

- **TISSUE COMPOSITION** — Initial Focus: Assess Liver Fat for NAFLD-NASH
- **TISSUE TEMPERATURE** — Guide energy-based surgeries for cancer, cardiology, pain
- **TISSUE PERFUSION** — Visualize microvascular flows of tissues damaged by disease or trauma
- **VASCULAR FLOW** — Visualize blocked or malformed vessels

TAEUS Liver Fat Output


15.0


TAEUS
Traditional ultrasound

[1] Illustrative

ENDRA's 1st Target: Large Unmet Need in NAFLD–NASH Diagnostics

RAMPANT DISEASE, APPROACHING THERAPIES ... BUT NO PRACTICAL DIAGNOSTIC TOOLS

Liver Disease: NAFLD–NASH

1.8 billion people affected.[1]
Linked to obesity, diabetes, genetics

Can progress asymptomatically to liver fibrosis, cirrhosis, cancer

Increased risks with NAFLD[2,3]

- Cardiovascular disease: 1.6x
- Type-2 diabetes: 2.2x
- Chronic kidney disease: 1.2x

Annual U.S. medical costs >$100B[4]

Diagnostic Gap

Currently no practical diagnostic tools:

- **MRI**: $2M–$3M, 5 tons, not point-of-care, few systems vs ultrasound, concentrated in urban areas
- **Liver biopsy**: Invasive, painful

1st Therapies Near

Advent of first **targeted pharma therapies** for NAFLD-NASH increases need to identify & monitor patients

~50 drugs in development[4] including ~30 in Phase II–III[5]

Many target fat metabolism[5]

Non-Alcoholic Fatty Liver Disease (NAFLD): Build-up of fat in the liver
Non-Alcoholic Steatohepatitis (NASH): NAFLD + inflammation
1, 2, 3, 4, 5 Sources & Assumptions in Appendix

Assessing Liver Fat of 1.8 Billion NAFLD–NASH Patients

NO CURRENT TOOL HAS BALANCED DIAGNOSTIC VALUE + ACCESSIBILITY



HIGH
DIAGNOSTIC VALUE
LOW
Liver Biopsy
MRI
OPTIMAL BALANCE
DIAGNOSTIC VALUE + ACCESSIBILITY
TAEUS®
Quantitative Ultrasound
Traditional Ultrasound
Blood Tests
Medical History & BMI
LOW
ACCESSIBILITY
(AFFORDABILITY, SAFETY, EASE OF USE)
HIGH

See detailed comparisons of sensitivity, specificity and AUROC in Appendix, page 19

ENDRA's TAEUS®: Enhancing Traditional Ultrasound

RADIO FREQUENCY PULSES CREATE SONIC WAVES THAT QUANTITATE LIVER FAT FRACTION



Illustration of TAEUS probe


Muscle
Liver
15.0
MRI-PDFF (% Fat)
4
50
32
11
Complex Relative Permittivity

Screen shot of TAEUS measurement

- ✓ TAEUS directly measures a material property of liver tissue that is only affected by the amount of fat (triglyceride), and has not been found to be confounded by fibrosis like other methods (E.g., attenuation, back-scatter)
- ✓ Completed first human feasibility study (n=19), validated against MRI-PDFF **Sensitivity** 0.88 **Specificity** 0.82 **AUROC** 0.91 @ MRI-PDFF 6% steatosis
- ✓ CE mark received in Europe; 510(k) submitted to U.S. FDA

TAEUS Procedure

- As little as 15 minutes of user training; easy-to-interpret results
- Locate liver with any traditional B-mode ultrasound
- Apply & activate TAEUS probe; each scan takes 1.5 seconds

TAEUS® Liver Application: Targeting High-Value Segments

CLINICIANS & DRUG DEVELOPERS BOTH STRUGGLE WITH MRI & BIOPSY LIMITATIONS

CLINICIANS

IMAGING, LIVER, METABOLISM

Radiology
~100,000 clinicians

Gastro-Hepatology
~45,000 clinicians

Endocrinology, Primary Care
~300,000 clinicians

PHARMACEUTICAL COMPANIES & CRO's

TRIAL RECRUITMENT

Reduce **Screening Failure Rates** which routinely run at 55% in NASH studies[1]

TRIAL EXECUTION

Measure liver fat more frequently, monitor changes between MRI's and biopsies[2]

COMMERCIALIZATION

Support front-line clinical identification & monitoring of target patients with therapy

TAEUS®

Identify & monitor patients with liver fat, non-invasively & cost-effectively

ENDRA Partners

SUPPORTING TECHNICAL, CLINICAL & COMMERCIAL DEVELOPMENT OF TAEUS

Partners	Partner's Role	Value to ENDRA		
		Build Clinical Evidence	Refine Technology	Commercial Support
UPMC University of Pittsburgh Medical Center; Medical College of Wisconsin; Rocky Vista University; JGU; NHS King's College Hospital NHS Foundation Trust; CHU Angers; Inselspital	7 independent TAEUS clinical evaluation sites (4 Europe, 3 U.S.)	●	●	●
GE Healthcare	Ultrasound leader, supporting ENDRA intros to GE customers			●
Hepion Pharmaceuticals; VGI Health Technology	2 pharma companies piloting TAEUS for drug trial screening	●		
Western University · Canada Ladak Laboratory	Academic lab developing TAEUS artificial intelligence capabilities		●	

Commercializing TAEUS Liver: 3 Core Strategies

ENDRA LIFE SCIENCES

TARGET CLINICIANS @LOCAL LEVEL

Primary Mkts: ENDRA team + GE intros

Secondary Markets: Distributors

ENDRA LIFE SCIENCES | GE Healthcare

Europe & U.S.

Distributors

KHOLICO your vision, our future

E.g., Vietnam

DRIVE AWARENESS, INTEREST & TRIAL

Clinical conferences, publications, lunch & learns

Online education & marketing → 4000+ CRM



EASL The Home of Hepatology | AASLD | RSNA

BUILD CLINICAL EVIDENCE

ENDRA clinical evaluation sites in key target markets

Leverage as reference sites supporting commercialization

U.S.: UPMC University of Pittsburgh Medical Center | Medical College of Wisconsin | Rocky Vista University

Europe: King's College Hospital NHS | JGU Johannes Gutenberg Universität Mainz | CHU Angers | Inselspital

Milestones: ENDRA Liver Application

Build clinical evidence, secure U.S. regulatory clearance, ramp commercialization

2021 Accomplishments

- ✓ Signed 2 partnerships with pharmaceutical companies: Hepion & VGI Health
- ✓ Initiated clinical evaluation studies of TAEUS system with 2 reference partners (7 total worldwide)
- ✓ Increased commercial awareness of the TAEUS system in Europe and the U.S.
- ✓ Grew intellectual property to 89 assets

2022 Anticipated Milestones

- Advance/finalize U.S. TAEUS regulatory path with FDA
- Ramp commercialization team & sales in Europe
- Collect and submit for publication TAEUS clinical evidence from global reference partners
- Forge new alliances with drug developers and med-tech OEMs
- Grow intellectual property assets

ENDRA Financial Information: As Of September 30, 2021

Cash Balance (Runway into 2H '22)	$11.8M
Common Shares Outstanding	42.2M
Fully Diluted Shares Outstanding	49.9M
Management / Director Ownership[1]	12.0%

[1] Based on fully diluted shares, assumes full vesting and exercise of all options.
Refer to ENDRA's SEC filings for audited financial details

Leadership & Advisors

MANAGEMENT



Francois Michelon
Chairman & CEO

20^+ years in med-tech

GE Healthcare, Smith & Nephew, Biomet



Michael Thornton
CTO

15^+ years med-tech

Founder, Enhanced Vision Systems (sold to GE)



Renaud Maloberti
CCO

20^+ years in med-tech. 12 years in ultrasound

FujiFilm, BK Medical, GE Healthcare



Amy Sitzler
VP Engineering

20 years in engineering & quality at GE Healthcare



Irina Pestrikova
Senior Director, Finance

10 years financial reporting, modeling and analysis

ENDRA, Wells Compliance

INDEPENDENT DIRECTORS

Sam Gambhir, MD, PhD
In Memoriam: 1962-2020
Chair of Radiology, Stanford University

Michael Harsh
Chief Technology Officer (Ret.), GE Healthcare

Anthony DiGiandomenico
Co-founder, MDB Capital

Alex Tokman
President, iUNU, Inc.
GE Healthcare
Allen Institute for AI (AI2)

Lou Basenese
Equity research & advisory

SCIENTIFIC ADVISORS

Jing Gao, MD
Weill Cornell Medicine
Rocky Vista University

Jon Rubin MD, PhD
Univ. of Michigan (Ret)

Raza Malik MD, PhD
Tufts Medical Center

CONTACT US

Yvonne Briggs
LHA Investor Relations
(310) 691-7100
YBriggs@lhai.com
www.endrainc.com

See more. Do more. Live better.®

APPENDIX

Addressable Markets for TAEUS Technology: 3 Approaches


ENHANCE CURRENT GLOBAL ULTRASOUND SYSTEMS
680,000[1]
Mobile, Prenatal Systems (Out of Scope)
380,000[1]
Cart-based, Non-prenatal Systems (In-Scope)
PENETRATE GLOBAL NAFLD DIAGNOSTIC MARKET
ENHANCE FACILITIES
Currently performing abdominal-liver ultrasound procedures

- **$19 billion market**[2] = Enhance installed base of 380,000 cart-based ultrasound systems (best target for TAEUS accessory) x $50K TAEUS accessory (liver & future applications)
- Upside: + ENDRA services + disposables + licensing

- **$12.5 billion market** (2020) calculated from trends in liver disease, evolution of diagnostic technologies (laboratory, imaging, invasive), supplier pricing & sales, provider & procedure trends.
- Source: Grandview Research, 2020: *Liver Disease Diagnostics, Market Estimates & Trend Analysis 2020 -2027*, page 34

- **$1 billion market =** ~20,000[3] global facilities (i.e., hospitals, specialty centers, private practices) x 1 unit TAEUS liver @$50K
- Upside: + Facilities buying more than 1 TAEUS unit
  + New ultrasound adopters: E.g., Endocrinology
  + ENDRA services, disposables, licensing

Future TAEUS Application: Guidance of Energy-Based Therapies

SHOW HEAT OR COLD SIGNATURE OF THERMO-ABLATIVE PROCEDURES FOR CANCER, CARDIOLOGY, PAIN


TAEUS®
Traditional Ultrasound

THERMO-ABLATIVE PROCEDURES

- 5$^+$ million procedures annually[1] growing at 15%[1] CAGR, driven by aging-related diseases: cancer, pain, cardiology
- Current surgical guidance tools are inaccurate or impractical: Printed guidelines or expensive MRI

"Doctors aren't always sure where the (thermo-ablative) energy is going. They could hit a vessel or another heat-sink in the body and the academic models fall apart and treatment is ineffective."

Jonathan Rubin, MD PhD
Head for Ultrasound & Abdominal Interventional Radiology (Retired), The University of Michigan

1 Sources & Assumptions in Appendix

TAEUS Liver: Expected Clinical & Economic Value to Stakeholders

BUILD TAEUS ON TOP OF EXISTING LIVER ULTRASOUND PROCEDURES; POTENTIAL 9 MONTH TAEUS PAYBACK

PATIENTS

Patient presents with one or more of the following:

- **Abnormal liver function** (blood tests): ALT, AST
- **Abdominal symptoms**: Pain, nausea, vomiting, trauma, appetite loss, weight loss
- **Risk factors for liver disease**: Obesity, alcohol use, diabetes, hepatitis B/C, jaundice, high-cholesterol, autoimmune disorders, polycystic ovary syndrome
- **Incidental findings** from other exams (e.g., renal calculi)

Medical necessity established for ultrasound examination

HEALTHCARE PROVIDERS

Existing Ultrasound Procedures

Clinician assesses liver with in-office traditional ultrasound:

- Liver attenuation, echogenicity, volume
- Abnormal hepatic blood vessels (e.g., portal vein), varices
- Abnormal masses (cysts, tumors), fluid collection, gallbladder pathology, biliary dilatation
- **Procedure coded as CPT 76705** *Ultrasound abdominal, single organ, limited.* Hospital Outpatient & Physician Payment Estimate:[1] $137 - $338

TAEUS Procedure

Clinician offers optional (patient self-pay) TAEUS liver scan[2] for ~$35[3]

Patient Value

- Stays on exam table ~5 mins longer
- Receives additional NAFLD information w/o invasive biopsy or expensive & time-consuming MRI
- Submits TAEUS receipt to Medical Savings Account as permitted

Clinician Payback (illustration)

- $50,000 TAEUS purchase
- @ 35 patients per week
- w/$35 patient self-pay
- = TAEUS breakeven ~ 40 weeks

TAEUS procedure expected to be coded as CPT 76999: *Unlisted ultrasound procedure.* Hospital Outpatient & Physician Est. Payments: $0 - $210[4]

PAYERS

Education & Reimbursement

1. Clinician submissions of TAEUS 76999 claims with procedure details (time, equipment used, clinical value) helps to educate payers on new TAEUS test
2. Growth of (separate) published clinical evidence further supports TAEUS clinical & economic value and encourages medical societies (e.g., AASLD) to adopt TAEUS as standard of care for NAFLD-NASH assessment
3. **Over time, items 1 & 2 influence payers to cover TAEUS as a separate reimbursed procedure**

1, 2, 3, 4 Sources & Assumptions in Appendix

Liver Fat Measurement Tools: Relative Performance & Accessibility

Liver Fat (Steatosis) Test	AUROC[1]	Sensitivity[2]	Specificity[3]	Diagnostic Value (liver fat)	Accessibility (Affordability, Safety, Ease-of-Use)	Other Considerations
Liver Biopsy	Historical Gold Standard for NASH Diagnosis			++	— —	• Measurement variability due to pathology interpretation • Invasive. Requires surgical training.
Blood Tests (E.g., ALT) Lemoine, 2019 (J Acquir Immune Defic Syndr, 80(4)	0.88	0.91	0.77	+	+	• Low relative AUROC & specificity vs. other tests • Susceptible to non-NASH related diseases
Magnetic Resonance Imaging (MRI) Imajo, 2016 (Gastroenterology, 150(3)	0.98	0.90	0.93	+++	— —	• Becoming Gold Standard for research studies • Not practical for daily clinical practice. Costs $2M-$3M. • Slow & Complex, not point-of-care. Limited access. • Patient restrictions; hip replacements, obesity, tattoos....
Thermo Acoustic Enhanced Ultrasound (TAEUS®) ENDRA, 2019 (Roberts Feasibility Study, endrainc.com)	**0.91**	**0.88**	**0.82**	++	+++	• **Ease of use: ~15 mins training. 1.5 secs/scan.** • **Point-of-care. Works with any B-mode ultrasound.** • **Low cost: ~$50K** • **Strict quantitative measurement. Accurate, repeatable**
Qualitative Ultrasound: B-Mode Paige, 2017(AJR, 208)	0.81	0.61 - 0.89	0.70	—	+++	• Broadly available, easy to use, point-of-care and safe. • Not recommended for low to medium fat level (<25%) • High level of training. Variable results, operator dependent
Quantitative Ultrasound: Backscatter, Attenuation, Elastography Lin, 2015 (Clinical Gastroenterology & Hepatology,13) Paige, 2017(AJR, 208) Causey 2018 (Hepatology, 67(4) Eddowes, Deeks, Newsome 2019 (Gastroenterology)	0.70 - 0.95	0.75 - 0.87	0.70 - 0.91	+	+	• Varied AUROC, sensitivity & specificity • Cumbersome techniques, some require use of phantom • Expensive, high level of training • Variable results, Operator dependent

[1] **AUROC** (Area Under Receiver Operator Curve): Measures the relationship between sensitivity and specificity as the Reference threshold changes (E.g., MR liver fat threshold of 6%, 10%, 15%, Etc).
[2] **Sensitivity:** The percentage of people correctly identified as having liver fat above the reference threshold (E.g., 6%).
[3] **Specificity:** The percentage of people correctly identified as NOT having liver fat above the reference threshold (E.g., 6%).

Sources & Assumptions

PAGE 3

1 $50K ENDRA device estimated price compared to $2.5M MRI price

2 IP Asset: filed patents, issued patents and pending patent applications

3 Journal of Hepatology, 2019 Vol. 70. *Non-alcoholic fatty liver disease – A global public health perspective*
Zobair M. Younossi. Page 533 "global prevalence of NAFLD in the general population has been estimated to be 25%" (x 7.3 billion population in 2015) = 1.8 billion people with NAFLD

4. Grandview Research, 2020: *Liver Disease Diagnostics, Market Estimates & Trend Analysis 2020-2027*

PAGE 5

1 Journal of Hepatology, 2019 Vol. 70. *Non-alcoholic fatty liver disease – A global public health perspective*
Zobair M. Younossi. Page 533 "global prevalence of NAFLD in the general population has been estimated to be 25%" (x 7.3 billion population in 2015) = 1.8 billion people with NAFLD

2 NAFLD risk profiles from 2021 Korean Association for the Study of the Liver (KASL) treatment guidelines. Dr. Cho Yong-kyun, head of KASL NAFLD treatment guidelines revision committee, and professor at the Kangbuk Samsung Hospital's Internal Medicine Department

3 *Cardiovascular Risk in Non-Alcoholic Fatty Liver Disease: Mechanisms and Therapeutic Implications*
Claudio Tana. Int'l Journal of Environmental Research & Public Health, Aug 2019

4 Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016

5 ENDRA estimate based on information from clinicaltrials.gov

PAGE 8

1 *Unique Insights Gained From Multiple NASH Studies, Overcoming Key Challenges to Design and Execute More Efficient Clinical Trials*, COVANCE-LABCORP CSCVMER002-0919, 2019

2 ENDRA is proposing TAEUS technology as an add-on tool to drive clinical trial efficiencies, not (yet) as a replacement of MRI or biopsy for endpoint measurement

PAGE 14

1 ENDRA estimate of 2020 worldwide ultrasound units in use, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4%-5% CAGR

2 Addressable market includes TAEUS accessory & software, for liver and other TAEUS clinical applications. Addressable market estimate does not include TAEUS licensing, disposables or service.

3 Global estimate of 20,000 healthcare facilities performing abdominal-liver ultrasound scans including:

- 9,000 U.S facilities: Based on 2017 U.S Medicare Provider Utilization and Payment Data: Physician and Other Supplier public use files from CMS (sites performing CPT 76705 procedures). 2017 facilities grossed up 3% CAGR to estimate 2019 facilities.
- 11,000 European & Asian facilities: Based on ENDRA internal estimate of non-US facilities, derived from US facilities and installed base of ultrasound systems in global use.

PAGE 15

1 ENDRA estimate derived from Grand View Research, *Global Radiofrequency Ablation Devices Market Segment Forecast to 2020*, Oct. 2014. Note: Procedure volumes are for RF ablation procedures only. Procedure volumes are larger when including other energy-based ablation technologies such as microwave, cryotherapy and HIFU.

PAGE 16

1 Estimated payment range for CPT76705 includes Medicare vs. Private Insurance, and hospital and physician fees. Source: Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (www.kff.org)

2 Once TAEUS receives FDA clearance

3 Suggested patient self-pay of $25 to $50. Pricing determined by healthcare provider

4 Estimated payment range for assorted applicable procedures coded under CPT 76999, including Medicare and Private insurance payments, including hospital and physician fees. ENDRA's TAEUS is not expected to immediately secure reimbursement. Source Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (https://www.kff.org)